UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015

AMERCO

(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

5555 Kietzke Lane, Ste. 100 Reno, Nevada 89511 (Address of principal executive offices including zip code)

(775) 688-6300

(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

Fixed Rate Secured Notes Series UIC-5E, 6E, 7E, 8E, 9E and 10E

On September 29, 2015, the Company and the Trustee entered the Twenty-Sixth Supplemental Indenture to the Base Indenture (the “Fixed Rate Secured Notes Series UIC-6E, 7E, 8E, 9E and 10E Twenty-Sixth Supplemental Indenture”), and the Company and the Trustee, entered a Pledge and Security Agreement (the “Fixed Rate Secured Notes Series UIC-6E, 7E, 8E, 9E and 10E Security Agreement”).  In connection with the foregoing, the Company has offered up to $10,504,000 in aggregate principal amount of UIC-6E, 7E, 8E, 9E and 10E Secured Notes (the “Series UIC-6E, 7E, 8E, 9E and 10E Notes”) in a public offering.  Investors in the Series UIC-6E, 7E, 8E, 9E and 10E Notes must first join the U-Haul Investors Club. The Company intends to use the proceeds to reimburse its subsidiaries and affiliates for the cost of acquisition and development of the collateral pledged in such offering (the “Collateral”) and for general corporate purposes.

The Series UIC-6E, 7E, 8E, 9E and 10E Notes bear interest at rates between 3.00% and 5.78% per year which mature between 2 years to 9 years from issue date and are fully amortizing over the terms. Principal and interest on the Notes will be credited to each holder’s U-Haul Investors Club account on a quarterly basis in arrears throughout the term. The Fixed Rate Secured Notes Series UIC-6E, 7E, 8E, 9E and 10E Twenty-Sixth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-6E, 7E, 8E, 9E and 10E Security Agreement contain covenants requiring the maintenance of a first-priority lien on the Collateral subject to permitted liens, and a prohibition of additional liens on the Collateral.  The Notes are not guaranteed by any subsidiary of the Company, and therefore are effectively subordinated to all of the existing and future claims of creditors of each of the Company’s subsidiaries.

The Series UIC-6E, 7E, 8E, 9E and 10E Notes were offered and will be sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-193427) under the Securities Act of 1933, as amended.  The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated September 29, 2015, together with the accompanying prospectus, dated January 17, 2014, relating to the offering and sale of the Series UIC-6E, 7E, 8E, 9E and 10E Notes.

For a complete description of the terms and conditions of the Fixed Rate Secured Notes Series UIC-6E, 7E, 8E, 9E and 10E Twenty-Sixth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-6E, 7E, 8E, 9E and 10E Security Agreement, please refer to the Fixed Rate Secured Notes Series UIC-6E, 7E, 8E, 9E and 10E Twenty-Sixth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-6E, 7E, 8E, 9E and 10E Security Agreement, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

A copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Series UIC-6E, 7E, 8E, 9E and 10E Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-193427) and filed as Exhibit 5.1 hereto.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
4.1	Series UIC-6E, 7E, 8E, 9E and 10E Twenty-Sixth Supplemental Indenture and Pledge and Security Agreement dated September 29, 2015, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant)

/s/ Jason A. Berg

Jason A. Berg

Principal Financial Officer and

Chief Accounting Officer

Date: September 29, 2015

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series UIC-6E, 7E, 8E, 9E and 10E Twenty-Sixth Supplemental Indenture and Pledge and Security Agreement dated September 29, 2015, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).